                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1996-4

                                              Distribution Date:      11/17/2003

Section 5.2 - Supplement                                            Class A          Class B        Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                          1,400,000,000.00            0.00  100,000,666.67   1,500,000,666.67

(ii)     Monthly Interest Distributed                               1,604,166.67      157,207.44      239,938.57       2,001,312.67
         Deficiency Amounts                                                 0.00            0.00                               0.00
         Additional Interest                                                0.00            0.00                               0.00
         Accrued and Unpaid Interest                                                                        0.00               0.00

(iii)    Collections of Principal Receivables                     227,877,332.19   18,989,669.17   24,415,536.96     271,282,538.32

(iv)     Collections of Finance Charge Receivables                 18,277,704.93    1,523,133.37    1,958,334.23      21,759,172.54

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                             1,400,000,000.00  116,666,000.00  150,000,666.67   1,666,666,666.67
                  Adjusted Interest                             1,400,000,000.00  116,666,000.00  150,000,666.67   1,666,666,666.67

                                                        Series
         Floating Investor Percentage                     4.65%            84.00%           7.00%           9.00%            100.00%
         Fixed Investor Percentage                        4.65%            84.00%           7.00%           9.00%            100.00%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                    6,622,597.77      551,879.99      709,567.20       7,884,044.97

(viii)   Investor Charge-Offs                                               0.00            0.00            0.00               0.00

(ix)     Reimbursed Investor
          Charge-Offs/Reductions                                            0.00            0.00            0.00

(x)      Net Servicing Fee                                          1,166,666.67       97,221.67      125,000.56       1,388,888.89

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                      0.00            0.00               0.00

(xiii)   Closing Investor Interest (Class A
          Adjusted)                                                         0.00  116,666,000.00   50,000,000.00     166,666,000.00

(xiv)    LIBOR                                                                                                              1.12000%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                           17,116,092.93    1,425,911.71    1,833,333.68      20,375,338.31

(xxii)   Certificate Rate                                                1.25000%        1.47000%        1.74500%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1997-1

                                              Distribution Date:      11/17/2003

Section 5.2 - Supplement                                            Class A          Class B        Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00            0.00            0.00               0.00

(ii)     Monthly Interest Distributed                               1,275,541.67      123,864.15      199,915.72       1,599,321.54
         Deficiency Amounts                                                 0.00            0.00                               0.00
         Additional Interest                                                0.00            0.00                               0.00
         Accrued and Unpaid Interest                                                                        0.00               0.00

(iii)    Collections of Principal Receivables                     187,184,951.44   15,598,691.70   20,055,584.76     222,839,227.90

(iv)     Collections of Finance Charge Receivables                 15,013,829.05    1,251,148.07    1,608,628.89      17,873,606.02

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                             1,150,000,000.00   95,833,000.00  123,214,619.00   1,369,047,619.00
                  Adjusted Interest                             1,150,000,000.00   95,833,000.00  123,214,619.00   1,369,047,619.00

                                                        Series
         Floating Investor Percentage                     3.82%            84.00%           7.00%           9.00%            100.00%
         Fixed Investor Percentage                        3.82%            84.00%           7.00%           9.00%            100.00%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                    5,439,991.03      453,331.01      582,857.76       6,476,179.79

(viii)   Investor Charge-Offs                                               0.00            0.00            0.00               0.00

(ix)     Reimbursed Investor
          Charge-Offs/Reductions                                            0.00            0.00            0.00

(x)      Net Servicing Fee                                            958,333.33       79,860.83      102,678.85       1,140,873.02

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                      0.00            0.00               0.00

(xiii)   Closing Investor Interest (Class A
          Adjusted)                                             1,150,000,000.00   95,833,000.00  123,214,619.00   1,369,047,619.00

(xiv)    LIBOR                                                                                                              1.12000%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                           14,055,495.72    1,171,287.24    1,505,950.04      16,732,733.00

(xxii)   Certificate Rate                                                1.21000%        1.41000%        1.77000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-1

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                            Class A          Class B        Collateral          Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00            0.00            0.00               0.00

(ii)     Monthly Interest Distributed                                 880,000.00       86,510.42      163,526.79       1,130,037.20
         Deficiency Amounts                                                 0.00            0.00                               0.00
         Additional Interest                                                0.00            0.00                               0.00
         Accrued and Unpaid Interest                                                                        0.00               0.00

(iii)    Collections of Principal Receivables                     122,077,142.24   10,173,095.19   13,079,693.83     145,329,931.26

(iv)     Collections of Finance Charge Receivables                  9,791,627.64      815,968.97    1,049,102.96      11,656,699.58

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                               750,000,000.00   62,500,000.00   80,357,143.00     892,857,143.00
                  Adjusted Interest                               750,000,000.00   62,500,000.00   80,357,143.00     892,857,143.00

                                                        Series
         Floating Investor Percentage                     2.49%            84.00%           7.00%           9.00%            100.00%
         Fixed Investor Percentage                        2.49%            84.00%           7.00%           9.00%            100.00%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  ------------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                    3,547,820.24      295,651.69      380,123.60       4,223,595.52

(viii)   Investor Charge-Offs                                               0.00            0.00            0.00               0.00

(ix)     Reimbursed Investor Charge-Offs/Reductions                         0.00            0.00            0.00

(x)      Net Servicing Fee                                            625,000.00       52,083.33       66,964.29         744,047.62

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                      0.00            0.00               0.00

(xiii)   Closing Investor Interest (Class A
          Adjusted)                                               750,000,000.00   62,500,000.00   80,357,143.00     892,857,143.00

(xiv)    LIBOR                                                                                                              1.12000%

(xv)     Principal Funding Account Balance                                                                                     0.00

(xvii)   Accumulation Shortfall                                                                                                0.00

(xviii)  Principal Funding Investment Proceeds                                                                                 0.00

(xx)     Principal Investment Funding Shortfall                                                                                0.00

(xxi)    Available Funds                                            9,166,627.64      763,885.64      982,138.68      10,912,651.96

(xxii)   Certificate Rate                                                1.28000%        1.51000%        2.32000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 1999-3

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          4,717,500.00
         Class B Note Interest Requirement                            279,708.54
         Net Class C Note Interest Requirement                        100,400.60                                       5,097,609.14

(iii)    Collections of Principal Receivables                                                                        157,220,709.95

(iv)     Collections of Finance Charge Receivables                                                                    12,610,441.41

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                  965,910,000.00
                  Adjusted Interest                                                                                  965,910,000.00

         Floating Investor Percentage                                                                                          2.70%
         Fixed Investor Percentage                                                                                             2.70%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  ------------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       4,569,166.72

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               804,925.00

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Portfolio Supplemented Yield                                                                                         10.68%

(xiii)   Reallocated Monthly Principal                                                                                         0.00

(xiv)    Accumulation Shortfall                                                                                                0.00

(xv)     Principal Funding Investment Proceeds                                                                                 0.00

(xvi)    Principal Funding Investment Shortfall                                                                                0.00

(xvii)   Available Investor Finance Charge
          Collections                                                                                                 11,805,516.41

(xviii)  Note Rate     Class A                                           6.66000%
                       Class B                                           6.95000%
                       Class C                                           2.07000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-1

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            886,875.00
         Class B Note Interest Requirement                             84,218.75
         Net Class C Note Interest Requirement                        129,825.56                                       1,100,919.31

(iii)    Collections of Principal Receivables                                                                        145,329,907.99

(iv)     Collections of Finance Charge Receivables                                                                    11,656,697.71

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                  892,857,000.00
                  Adjusted Interest                                                                                  892,857,000.00

         Floating Investor Percentage                                                                                          2.49%
         Fixed Investor Percentage                                                                                             2.49%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  ------------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       4,223,594.84

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               744,047.50

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                      9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                10,912,650.21

(xxii)   Note Rate     Class A                                           1.29000%
                       Class B                                           1.47000%
                       Class C                                           1.85000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2000-3

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            859,375.00
         Class B Note Interest Requirement                             84,218.75
         Net Class C Note Interest Requirement                        127,615.73                                       1,071,209.48

(iii)    Collections of Principal Receivables                                                                        145,329,907.99

(iv)     Collections of Finance Charge Receivables                                                                    11,656,697.71

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                  892,857,000.00
                  Adjusted Interest                                                                                  892,857,000.00

         Floating Investor Percentage                                                                                          2.49%
         Fixed Investor Percentage                                                                                             2.49%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       4,223,594.84

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               744,047.50

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                10,912,650.21

(xxii)   Note Rate     Class A                                           1.25000%
                       Class B                                           1.47000%
                       Class C                                           1.82000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-1

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            824,670.00
         Class B Note Interest Requirement                             82,903.33
         Net Class C Note Interest Requirement                        132,009.18                                       1,039,582.51

(iii)    Collections of Principal Receivables                                                                        138,354,094.54

(iv)     Collections of Finance Charge Receivables                                                                    11,097,178.00

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                  850,000,000.00
                  Adjusted Interest                                                                                  850,000,000.00

         Floating Investor Percentage                                                                                          2.37%
         Fixed Investor Percentage                                                                                             2.37%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       4,020,862.93

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               708,333.33

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                10,388,844.66

(xxii)   Note Rate     Class A                                           1.26000%
                       Class B                                           1.52000%
                       Class C                                           1.97000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-2

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            568,333.33
         Class B Note Interest Requirement                             56,526.87
         Net Class C Note Interest Requirement                         94,899.82                                         719,760.02

(iii)    Collections of Principal Receivables                                                                         96,886,605.33

(iv)     Collections of Finance Charge Receivables                                                                     7,771,131.81

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                  595,238,000.00
                  Adjusted Interest                                                                                  595,238,000.00

         Floating Investor Percentage                                                                                          1.66%
         Fixed Investor Percentage                                                                                             1.66%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       2,815,729.90

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               496,031.67

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                  7,275,100.14

(xxii)   Note Rate     Class A                                           1.24000%
                       Class B                                           1.48000%
                       Class C                                           2.02000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-3

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            818,125.00
         Class B Note Interest Requirement                             83,645.83
         Net Class C Note Interest Requirement                        138,664.82                                       1,040,435.65

(iii)    Collections of Principal Receivables                                                                        145,329,907.99

(iv)     Collections of Finance Charge Receivables                                                                    11,656,697.71

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                  892,857,000.00
                  Adjusted Interest                                                                                  892,857,000.00

         Floating Investor Percentage                                                                                          2.49%
         Fixed Investor Percentage                                                                                             2.49%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       4,223,594.84

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               744,047.50

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 10,912,650.21

(xxii)   Note Rate     Class A                                           1.19000%
                       Class B                                           1.46000%
                       Class C                                           1.97000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-4

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Distribution allocable to :
         Class A Note Interest Requirement                            958,111.00
         Class B Note Interest Requirement                             96,250.00
         Net Class C Note Interest Requirement                        159,429.87                                       1,213,790.87

(iii)    Collections of Principal Receivables                                                                        162,769,522.99

(iv)     Collections of Finance Charge Receivables                                                                    13,055,503.52

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                1,000,000,000.00
                  Adjusted Interest                                                                                1,000,000,000.00

         Floating Investor Percentage                                                                                          2.79%
         Fixed Investor Percentage                                                                                             2.79%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       4,730,426.98

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               833,333.33

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 12,222,170.19

(xxii)   Note Rate     Class A                                           5.50000%
                       Class B                                           1.50000%
                       Class C                                           2.02000%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-5

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,409,100.00
         Class B Note Interest Requirement                            151,112.50
         Net Class C Note Interest Requirement                        251,519.84                                       1,811,732.34

(iii)    Collections of Principal Receivables                                                                        244,154,284.49

(iv)     Collections of Finance Charge Receivables                                                                    19,583,255.29

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                1,500,000,000.00
                  Adjusted Interest                                                                                1,500,000,000.00

         Floating Investor Percentage                                                                                          4.19%
         Fixed Investor Percentage                                                                                             4.19%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       7,095,640.47

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                18,333,255.29

(xxii)   Note Rate     Class A                                           1.22000%
                       Class B                                           1.57000%
                       Class C                                           2.12000%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2001-6

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,155,000.00
         Class B Note Interest Requirement                            123,200.00
         Net Class C Note Interest Requirement                        211,115.88                                       1,489,315.88

(iii)    Collections of Principal Receivables                                                                        195,323,427.59

(iv)     Collections of Finance Charge Receivables                                                                    15,666,604.23

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                1,200,000,000.00
                  Adjusted Interest                                                                                1,200,000,000.00

         Floating Investor Percentage                                                                                          3.35%
         Fixed Investor Percentage                                                                                             3.35%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       5,676,512.38

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,000,000.00

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 14,666,604.23

(xxii)   Note Rate     Class A                                           1.25000%
                       Class B                                           1.60000%
                       Class C                                           2.22000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-1

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            939,400.00
         Class B Note Interest Requirement                             96,891.67
         Net Class C Note Interest Requirement                        166,029.87                                       1,202,321.54

(iii)    Collections of Principal Receivables                                                                        162,769,522.99

(iv)     Collections of Finance Charge Receivables                                                                    13,055,503.52

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                1,000,000,000.00
                  Adjusted Interest                                                                                1,000,000,000.00

         Floating Investor Percentage                                                                                          2.79%
         Fixed Investor Percentage                                                                                             2.79%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       4,730,426.98

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               833,333.33

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 12,222,170.19

(xxii)   Note Rate     Class A                                           1.22000%
                       Class B                                           1.51000%
                       Class C                                           2.10000%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-2

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,261,260.00
         Class B Note Interest Requirement                            130,258.33
         Net Class C Note Interest Requirement                        223,201.85                                       1,614,720.18

(iii)    Collections of Principal Receivables                                                                        227,877,332.19

(iv)     Collections of Finance Charge Receivables                                                                    18,277,704.93

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                1,400,000,000.00
                  Adjusted Interest                                                                                1,400,000,000.00

         Floating Investor Percentage                                                                                          3.91%
         Fixed Investor Percentage                                                                                             3.91%

(vi)     Receivables Delinquent (As % of Total Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       6,622,597.77

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,166,666.67

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 17,111,038.27

(xxii)   Note Rate     Class A                                           1.17000%
                       Class B                                           1.45000%
                       Class C                                           2.02000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-3

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,489,950.00
         Class B Note Interest Requirement                            151,112.50
         Net Class C Note Interest Requirement                        255,232.34                                       1,896,294.84

(iii)    Collections of Principal Receivables                                                                        244,154,284.49

(iv)     Collections of Finance Charge Receivables                                                                    19,583,255.29

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                1,500,000,000.00
                  Adjusted Interest                                                                                1,500,000,000.00

         Floating Investor Percentage                                                                                          4.19%
         Fixed Investor Percentage                                                                                             4.19%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       7,095,640.47

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 18,333,255.29

(xxii)   Note Rate     Class A                                           1.29000%
                       Class B                                           1.57000%
                       Class C                                           2.15000%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-4

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,351,350.00
         Class B Note Interest Requirement                            137,637.50
         Net Class C Note Interest Requirement                        231,719.84                                       1,720,707.34

(iii)    Collections of Principal Receivables                                                                        244,154,284.49

(iv)     Collections of Finance Charge Receivables                                                                    19,583,255.29

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                1,500,000,000.00
                  Adjusted Interest                                                                                1,500,000,000.00

         Floating Investor Percentage                                                                                          4.19%
         Fixed Investor Percentage                                                                                             4.19%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       7,095,640.47

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted Receivables) *                                                                      9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 18,333,255.29

(xxii)   Note Rate     Class A                                           1.17000%
                       Class B                                           1.43000%
                       Class C                                           1.96000%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-5

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            939,400.00
         Class B Note Interest Requirement                             94,966.67
         Net Class C Note Interest Requirement                        163,554.87                                       1,197,921.54

(iii)    Collections of Principal Receivables                                                                        162,769,522.99

(iv)     Collections of Finance Charge Receivables                                                                    13,055,503.52

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                               1,000,000,000.00
                  Adjusted Interest                                                                               1,000,000,000.00

         Floating Investor Percentage                                                                                          2.79%
         Fixed Investor Percentage                                                                                             2.79%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       4,730,426.98

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               833,333.33

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 12,222,170.19

(xxii)   Note Rate     Class A                                           1.22000%
                       Class B                                           1.48000%
                       Class C                                           2.07000%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-6

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
------------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            999,460.00
         Class B Note Interest Requirement                            103,757.50
         Net Class C Note Interest Requirement                        188,985.41                                       1,292,202.91

(iii)    Collections of Principal Receivables                                                                        179,046,475.29

(iv)     Collections of Finance Charge Receivables                                                                    14,361,053.88

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                1,100,000,000.00
                  Adjusted Interest                                                                                1,100,000,000.00

         Floating Investor Percentage                                                                                          3.07%
         Fixed Investor Percentage                                                                                             3.07%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       5,203,469.68

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               916,666.67

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 13,444,387.21

(xxii)   Note Rate     Class A                                           1.18000%
                       Class B                                           1.47000%
                       Class C                                           2.17000%
------------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                  --------------------------------
         Name:    Patricia M. Garvey
         Title:   Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-7

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            716,100.00
         Class B Note Interest Requirement                             74,593.75
         Net Class C Note Interest Requirement                        141,228.67                                        931,922.42

(iii)    Collections of Principal Receivables                                                                        122,077,142.24

(iv)     Collections of Finance Charge Receivables                                                                     9,791,627.64

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                 750,000,000.00
                  Adjusted Interest                                                                                 750,000,000.00

         Floating Investor Percentage                                                                                          2.09%
         Fixed Investor Percentage                                                                                             2.09%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       3,547,820.24

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               625,000.00

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                  9,166,627.64

(xxii)   Note Rate     Class A                                           1.24000%
                       Class B                                           1.55000%
                       Class C                                           2.37000%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ----------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2002-8

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                              0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                            999,460.00
         Class B Note Interest Requirement                            105,169.17
         Net Class C Note Interest Requirement                        193,522.91                                       1,298,152.08

(iii)    Collections of Principal Receivables                                                                        179,046,475.29

(iv)     Collections of Finance Charge Receivables                                                                    14,361,053.88

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                1,100,000,000.00
                  Adjusted Interest                                                                                1,100,000,000.00

         Floating Investor Percentage                                                                                          3.07%
         Fixed Investor Percentage                                                                                             3.07%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       5,203,469.68

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               916,666.67

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 13,444,387.21

(xxii)   Note Rate     Class A                                           1.18000%
                       Class B                                           1.49000%
                       Class C                                           2.22000%
-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ----------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-1

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,351,350.00
         Class B Note Interest Requirement                            143,412.50
         Net Class C Note Interest Requirement                        263,894.84                                       1,758,657.34

(iii)    Collections of Principal Receivables                                                                        244,154,284.49

(iv)     Collections of Finance Charge Receivables                                                                    19,583,255.29

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                1,500,000,000.00
                  Adjusted Interest                                                                                1,500,000,000.00

         Floating Investor Percentage                                                                                          4.19%
         Fixed Investor Percentage                                                                                             4.19%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       7,095,640.47

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,250,000.00

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 18,333,255.29

(xxii)   Note Rate     Class A                                           1.17000%
                       Class B                                           1.49000%
                       Class C                                           2.22000%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ----------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-2

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,269,114.00
         Class B Note Interest Requirement                            126,395.50
         Net Class C Note Interest Requirement                        257,856.06                                       1,653,365.56

(iii)    Collections of Principal Receivables                                                                        218,111,160.81

(iv)     Collections of Finance Charge Receivables                                                                    17,494,374.72

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                               1,340,000,000.00
                  Adjusted Interest                                                                               1,340,000,000.00

         Floating Investor Percentage                                                                                          3.74%
         Fixed Investor Percentage                                                                                             3.74%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       6,338,772.15

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,116,666.67

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 16,377,708.06

(xxii)   Note Rate     Class A                                           1.23000%
                       Class B                                           1.47000%
                       Class C                                           2.42000%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ----------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-3

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,349,617.50
         Class B Note Interest Requirement                            134,413.13
         Net Class C Note Interest Requirement                        248,348.86                                       1,732,379.49

(iii)    Collections of Principal Receivables                                                                        231,946,570.26

(iv)     Collections of Finance Charge Receivables                                                                    18,604,092.52

(v)      Aggregate Amount of Principal Receivables                                                                35,832,743,334.23

                  Investor Interest                                                                                1,425,000,000.00
                  Adjusted Interest                                                                                1,425,000,000.00

         Floating Investor Percentage                                                                                          3.98%
         Fixed Investor Percentage                                                                                             0.00%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       6,740,858.45

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                             1,187,500.00

(xi)     Portfolio Yield (Net of Defaulted
          Receivables) *                                                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 17,416,592.52

(xxii)   Note Rate     Class A                                           1.23000%
                       Class B                                           1.47000%
                       Class C                                           2.20000%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ----------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-4

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,366,705.45
         Class B Note Interest Requirement                            147,993.30
         Net Class C Note Interest Requirement                        245,033.40                                       1,759,732.15

(iii)    Collections of Principal Receivables                                                                        160,554,415.38

(iv)     Collections of Finance Charge Receivables                                                                    12,925,808.78

(v)      Aggregate Amount of Principal Receivables      as of September 18, 2003                                  33,466,457,941.61
                                                        as of October 1, 2003                                     35,832,743,334.23
                  Investor Interest                                                                                  725,000,000.00
                  Adjusted Interest                                                                                  725,000,000.00

         Floating Investor Percentage                                                                                          2.02%
         Fixed Investor Percentage                                                                                             2.02%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       5,114,235.33

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               865,972.22

(xi)     Portfolio Yield (Net of Defaulted              substitute Series 2003-3
          Receivables) *                                 Portfolio Yield                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge
          Collections                                                                                                 12,059,836.56

(xxii)   Note Rate     Class A                                           1.36933%
                       Class B                                           1.77933%
                       Class C                                           2.37933%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ----------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President

                         Chase Manhattan Bank USA, N.A.
                      Monthly Certificateholder's Statement

                         Chase Credit Card Master Trust
                                  Series 2003-5

                                              Distribution Date:      11/17/2003
                                                    Period Type:      Revolving

Section 5.2 - Supplement                                                                                                Total
-----------------------------------------------------------------------------------------------------------------------------------
(i)      Monthly Principal Distributed                                      0.00                                               0.00

(ii)     Monthly Interest Distributed
         Class A Note Interest Requirement                          1,395,105.60
         Class B Note Interest Requirement                            135,858.80
         Net Class C Note Interest Requirement                        235,076.82                                       1,766,041.22

(iii)    Collections of Principal Receivables                                                                        167,084,960.47

(iv)     Collections of Finance Charge Receivables                                                                    13,525,313.73

(v)      Aggregate Amount of Principal Receivables      as of September 29, 2003                                  33,331,514,185.88
                                                        as of October 1, 2003                                     35,832,743,334.23
                  Investor Interest                                                                                1,000,000,000.00
                  Adjusted Interest                                                                                1,000,000,000.00

         Floating Investor Percentage                                                                                          2.79%
         Fixed Investor Percentage                                                                                             2.79%

(vi)     Receivables Delinquent (As % of Total
          Receivables)
              Current                                                                                                         95.71%
              30 to 59 days                                                                                                    1.37%
              60 to 89 days                                                                                                    1.00%
              90 or more days                                                                                                  1.91%
                                                                                                                  -----------------
                       Total Receivables                                                                                     100.00%

(vii)    Investor Default Amount                                                                                       4,942,585.48

(viii)   Investor Charge-Offs                                                                                                  0.00

(ix)     Reimbursed Investor Charge-Offs                                                                                       0.00

(x)      Net Servicing Fee                                                                                               888,888.89

(xi)     Portfolio Yield (Net of Defaulted        substitute Series 2003-3 Portfolio
          Receivables) *                           Yield                                                                       9.70%

(xii)    Reallocated Monthly Principal                                                                                         0.00

(xiii)   Accumulation Shortfall                                                                                                0.00

(xiv)    Principal Funding Investment Proceeds                                                                                 0.00

(xv)     Principal Funding Investment Shortfall                                                                                0.00

(xvi)    Available Investor Finance Charge Collections                                                                12,636,424.84

(xxii)   Note Rate     Class A                                           1.24563%
                       Class B                                           1.45563%
                       Class C                                           2.04563%

-----------------------------------------------------------------------------------------------------------------------------------

* Effective with the November 02 Monthly Period, the yield from the Collections of Finance Charge Receivables portion of the Portfolio Yield is annualized based on a 365 day year / actual number of days in the calendar month.

         By:
                ----------------------------------
         Name:  Patricia M. Garvey
         Title: Vice President